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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                         Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through December 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------











                  Pioneer Real Estate Shares
--------------------------------------------------------------------------------
                  Annual Report | December 31, 2008
--------------------------------------------------------------------------------






Ticker Symbols:
Class A   PWREX
Class B   PBREX
Class C   PCREX
Class Y   PYREX

                  [LOGO]PIONEER
                        Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Prices and Distributions                                                      8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         20

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      34

Approval of Sub-Advisory Agreement                                           35

Trustees, Officers and Service Providers                                     38


                      Pioneer Real Estate Shares | Annual Report | 12/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Real Estate Shares | Annual Report | 12/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Real Estate Shares | Annual Report | 12/31/08    3

Portfolio Management Discussion | 12/31/08

The U.S. real estate market posted its worst year of performance in 2008, which coincided with the most disappointing year for the broader stock market since the Great Depression. With many long-standing pillars of the financial community collapsing, the credit markets sharply contracting, and the economy tipping into recession, real estate investment trust (REIT) prices came under significant pressure, as Matthew Troxell of AEW Capital Management, L.P., the Fund's subadvisor, explains in the following interview.

Q How did the Fund perform amidst the extreme volatility and challenging market conditions?

A For the 12 months ended December 31, 2008, Class A shares posted a return of -38.31% at net asset value, but held up better than the -39.93% average return for the 232 funds in Lipper's Real Estate Funds category over the same period. The Fund modestly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index, which returned
   -37.97% over the same 12-month period. The underperformance was largely attributable to the Fund's underweighting to the outperforming health care sector and overweighting to the underperforming regional mall sector. Negative sector allocation was partially offset by solid stock selection results, particularly in the industrial, regional mall and health care sectors.

Q  How did the problems in the credit markets directly impact the REIT sector?

A There was a dramatic decrease in the amount of third-party commercial mortgage capital available for property investment. Consequently, the cost of available debt increased considerably. That resulted in a sharp decline in commercial real estate transactions, which, in turn, put downward pressure on stock price valuations. The market also punished companies with excessive debt on their balance sheets and/or those with significant development exposure.

Q Which holdings helped the Fund's performance over the year ended December 31, 2008?

A Top performers for the Fund included Public Storage, which owns self-storage facilities throughout the country and benefited from solid earnings results, minimal debt and significant cash flow; Omega Healthcare, whose positive performance reflected the defensive characteristics of the company's solid balance sheet and stable income stream; and the industrial REIT Liberty Property Trust, which, although down for the fiscal year overall, was


4    Pioneer Real Estate Shares | Annual Report | 12/31/08
   one of the top performers in the battered industrial sector, relatively speaking, after a dismal year in 2007.

Q Which Fund holdings proved most disappointing over the year ended December 31, 2008?

A The biggest disappointments for the Fund during the period were Developers Diversified Realty, Starwood Hotels & Resorts Worldwide, and Brookfield Office Properties. Developers Diversified, a shopping center REIT, suffered in large part due to concerns over the company's near-term debt maturities and the weakening retail environment. Starwood's decline was reflective of problems in the hotel sector in general, which suffered as a result of the slowing economy and the impact of rising fuel costs on travel. Brookfield lost ground due to the company's significant exposure to New York City office space in its portfolio. Concerns that job losses will increase vacancy levels in the city also weighed on the company's stock price. We continue to believe the companies represent solid values relative to their peers, and maintain the Fund's overweight positions in all three stocks.

Q  How are the property sectors holding up given the recession?

A In our view, the underlying property market fundamentals have deteriorated due to the ongoing economic slowdown, particularly in those markets most affected by the housing market downturn. In the retail sector, property vacancies have increased quickly for several consecutive quarters, as American consumers have become increasingly reluctant to spend, and retailers have curtailed expansion plans and, in some cases, closed stores. Continued sluggishness is expected into 2009 as a weak housing sector and very depressed consumer sentiment may put restraints on spending. We do believe, however, that the sector should be fairly well positioned when demand recovers, since supply growth has been moderate.

   Conditions in the apartment sector have been impacted, both negatively and positively, by troubles in the single-family housing sector. Rising foreclosures and stricter loan underwriting standards are forcing some home buyers and would-be buyers to become renters, while rentals of investor-owned homes and condominiums are providing housing alternatives to would-be-renters. We feel the conditions are likely to persist until a clear bottom is reached in single-family fundamentals.

   Office property vacancies have begun to climb in central business district locations, especially those closely tied to the fortunes of financial employers and, to an even greater degree, those in suburban locations. With unemployment rising, demand remains the primary concern, as supply has remained in check and may even further weaken in the wake of the credit crunch. Within the industrial sector, fundamentals have been deteriorating for much of the past year and space availability has been climbing.


                      Pioneer Real Estate Shares | Annual Report | 12/31/08    5

   In the hotel sector, occupancy figures were approximately 8% lower than a year ago, and room rates have been weakening after holding up for much of 2008. Consequently, revenues per available room have been declining. We expect hotel occupancies to remain under pressure as both leisure and business travelers become more cautious in a slowing economy.

Q  What is your outlook?

A We believe that the market environment in 2009 will be challenging -- particularly for real estate owners -- given our belief that debt capital will be scarcer and higher-priced than it has been in the past. However, we think the likely effect of this challenging environment has been, to a degree, already priced into real estate securities. In this market, we will remain focused on companies that have high-quality assets, solid management teams and stable balance sheets. We will continue to make incremental changes to the Fund as values and catalysts continue to change.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer Real Estate Shares | Annual Report | 12/31/08

Portfolio Summary | 12/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                        80.6%
Temporary Cash Investments                                                19.4%

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartment                                                                 16.8%
Office                                                                    13.6%
Shopping Center                                                           13.5%
Industrial                                                                12.0%
Regional Mall                                                             11.9%
Healthcare                                                                11.3%
Storage                                                                    8.5%
Diversified                                                                6.4%
Hotel                                                                      4.6%
Triple Net Lease                                                           1.4%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Simon Property Group                                                8.40%
 2.    Equity Residential Property Trust                                   6.58
 3.    Public Storage, Inc.                                                5.77
 4.    Boston Properties, Inc.                                             5.23
 5.    Nationwide Health Properties, Inc.                                  5.12
 6.    Vornado Realty Trust                                                4.92
 7.    Regency Centers Corp.                                               4.81
 8.    AvalonBay Communities, Inc.                                         4.72
 9.    Federal Realty Investment Trust                                     4.57
10.    Liberty Property Trust                                              3.97

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                      Pioneer Real Estate Shares | Annual Report | 12/31/08    7

Prices and Distributions | 12/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class       12/31/08       12/31/07
       A          $ 13.00        $ 21.94
------------------------------------------
       B          $ 12.84        $ 21.68
------------------------------------------
       C          $ 12.86        $ 21.72
------------------------------------------
       Y          $ 12.98        $ 21.90
------------------------------------------

Distributions per Share: 1/1/08-12/31/08
--------------------------------------------------------------------------------

                    Net
                Investment        Short-Term        Long-Term       Non-taxable
      Class       Income       Capital Gains     Capital Gains     Distributions
       A         $ 0.4628          $ --              $ --            $ 0.2896
--------------------------------------------------------------------------------
       B         $ 0.2435          $ --              $ --            $ 0.2896
--------------------------------------------------------------------------------
       C         $ 0.2942          $ --              $ --            $ 0.2896
--------------------------------------------------------------------------------
       Y         $ 0.5817          $ --              $ --            $ 0.2896
--------------------------------------------------------------------------------


8    Pioneer Real Estate Shares | Annual Report | 12/31/08

Performance Update | 12/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.


                   Average Annual Total Returns
                    (As of December 31, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
 10 Years                                6.72%           6.09%
 5 Years                                 0.95           -0.24
 1 Year                                -38.31          -41.86
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
-------------------------------------------------------------------
                                        Gross           Net
------------------------------------------------------------------
                                         1.36%           1.36%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Real Estate Shares              MSCI U.S. REIT Index
12/98                     9,425                                10,000
                          8,982                                 9,545
12/00                    11,615                                12,104
                         12,482                                13,657
12/02                    12,933                                14,155
                         17,236                                19,356
12/04                    23,313                                25,450
                         26,761                                28,538
12/06                    36,338                                38,789
                         29,290                                32,267
12/08                    18,070                                20,015

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. Note to
Shareowners: Effective April 1, 2008, the Fund's benchmark changed to the MSCI REIT Index. The securities represented in the new index better reflect the types of securities in which the Fund is likely to invest. Previously, the benchmark was the Dow Jones Wilshire Real Estate Securities Index (RESI), which changed investment models in mid-2007, thus rendering it less appropriate as a benchmark for the Portfolio. Returns for the Dow Jones Wilshire RESI were no longer available for Pioneer's shareowner reporting purposes after June 30, 2008.


                      Pioneer Real Estate Shares | Annual Report | 12/31/08    9

Performance Update | 12/31/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                               5.81%         5.81%
 5 Years                               -0.01         -0.01
 1 Year                               -39.01        -41.38
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                        Gross           Net
----------------------------------------------------------------
                                        2.28%         2.28%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Real Estate Shares              MSCI U.S. REIT Index
12/98                    10,000                                10,000
                          9,455                                 9,545
12/00                    12,150                                12,104
                         12,930                                13,657
12/02                    13,297                                14,155
                         17,592                                19,356
12/04                    23,608                                25,450
                         26,845                                28,538
12/06                    36,110                                38,789
                         28,836                                32,267
12/08                    17,587                                20,015

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index. Note to
Shareowners: Effective April 1, 2008, the Fund's benchmark changed to the MSCI REIT Index. The securities represented in the new index better reflect the types of securities in which the Fund is likely to invest. Previously, the benchmark was the Dow Jones Wilshire Real Estate Securities Index (RESI), which changed investment models in mid-2007, thus rendering it less appropriate as a benchmark for the Portfolio. Returns for the Dow Jones Wilshire RESI were no longer available for Pioneer's shareowner reporting purposes after June 30, 2008.


10    Pioneer Real Estate Shares | Annual Report | 12/31/08

Performance Update | 12/31/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                               5.89%          5.89%
 5 Years                                0.12           0.12
 1 Year                               -38.85         -38.85
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                        Gross          Net
----------------------------------------------------------------
                                        2.17%         2.17%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Real Estate Shares              MSCI U.S. REIT Index
12/98                    10,000                                10,000
                          9,459                                 9,545
12/00                    12,147                                12,104
                         12,952                                13,657
12/02                    13,314                                14,155
                         17,621                                19,356
12/04                    23,661                                25,450
                         26,938                                28,538
12/06                    36,259                                38,789
                         28,982                                32,267
12/08                    17,723                                20,015

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index. Note to
Shareowners: Effective April 1, 2008, the Fund's benchmark changed to the MSCI REIT Index. The securities represented in the new index better reflect the types of securities in which the Fund is likely to invest. Previously, the benchmark was the Dow Jones Wilshire Real Estate Securities Index (RESI), which changed investment models in mid-2007, thus rendering it less appropriate as a benchmark for the Portfolio. Returns for the Dow Jones Wilshire RESI were no longer available for Pioneer's shareowner reporting purposes after June 30, 2008.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    11

Performance Update | 12/31/08                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

                  Average Annual Total Returns
                   (As of December 31, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
 10 Years                               7.31%          7.31%
 5 Years                                1.48           1.48
 1 Year                               -37.90         -37.90
----------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                        Gross           Net
----------------------------------------------------------------
                                        0.90%         0.90%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Real Estate Shares              MSCI U.S. REIT Index
12/98                    10,000                                10,000
                          9,590                                 9,545
12/00                    12,467                                12,104
                         13,464                                13,657
12/02                    14,031                                14,155
                         18,824                                19,356
12/04                    25,594                                25,450
                         29,527                                28,538
12/06                    40,283                                38,789
                         32,618                                32,267
12/08                    20,257                                20,015

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index. Note to
Shareowners: Effective April 1, 2008, the Fund's benchmark changed to the MSCI REIT Index. The securities represented in the new index better reflect the types of securities in which the Fund is likely to invest. Previously, the benchmark was the Dow Jones Wilshire Real Estate Securities Index (RESI), which changed investment models in mid-2007, thus rendering it less appropriate as a benchmark for the Portfolio. Returns for the Dow Jones Wilshire RESI were no longer available for Pioneer's shareowner reporting purposes after June 30, 2008.


12    Pioneer Real Estate Shares | Annual Report | 12/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2008 through December 31, 2008.

 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------------
 Ending Account          $   636.70       $   632.55       $   633.88       $   638.95
 Value on 12/31/08
--------------------------------------------------------------------------------------
 Expenses Paid           $     6.71       $    11.12       $    10.23       $     4.20
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, 2.71%, 2.49% and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/08
--------------------------------------------------------------------------------------
 Ending Account          $ 1,016.94       $ 1,011.51       $ 1,012.62       $ 1,020.01
 Value on 12/31/08
--------------------------------------------------------------------------------------
 Expenses Paid           $     8.26       $    13.70       $    12.60       $     5.18
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, 2.71%, 2.49% and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Real Estate Shares | Annual Report | 12/31/08

Schedule of Investments | 12/31/08

 Shares                                                              Value
               COMMON STOCKS -- 96.0%
               CONSUMER SERVICES -- 1.5%
               Hotels, Resorts & Cruise Lines -- 1.5%
    82,200     Starwood Hotels & Resorts Worldwide, Inc.             $  1,471,380
                                                                     ------------
               Total Consumer Services                               $  1,471,380
---------------------------------------------------------------------------------
               REAL ESTATE -- 94.5%
               Diversified Real Estate Investment Trusts -- 9.0%
   163,000     Liberty Property Trust (b)                            $  3,721,290
     9,900     PS Business Parks, Inc.                                    442,134
    76,500     Vornado Realty Trust                                     4,616,775
                                                                     ------------
                                                                     $  8,780,199
---------------------------------------------------------------------------------
               Industrial Real Estate Investment Trusts -- 7.4%
    85,300     AMB Property Corp. (b)                                $  1,997,726
   398,800     DCT Industrial Trust, Inc. (b)                           2,017,928
    94,400     Dupont Fabros Technology, Inc.                             195,408
    99,000     First Potomac Realty Trust                                 920,700
   153,900     ProLogis Trust (b)                                       2,137,671
                                                                     ------------
                                                                     $  7,269,433
---------------------------------------------------------------------------------
               Office Real Estate Investment Trusts -- 12.1%
   113,800     BioMed Property Trust, Inc. (b)                       $  1,333,736
    89,200     Boston Properties, Inc. (b)                              4,906,000
   105,900     Brandywine Realty Trust (b)                                816,489
     7,900     Corporate Office Properties Trust, Inc.                    242,530
    40,900     Digital Realty Trust, Inc. (b)                           1,343,565
   205,200     HRPT Properties Trust                                      691,524
    74,000     Kilroy Realty Corp.                                      2,476,040
                                                                     ------------
                                                                     $ 11,809,884
---------------------------------------------------------------------------------
               Real Estate Operating Companies -- 2.2%
   272,200     Brookfield Properties Corp.                           $  2,104,106
---------------------------------------------------------------------------------
               Residential Real Estate Investment Trusts -- 16.1%
   124,879     Apartment Investment & Management Co. (b)             $  1,442,352
    73,000     AvalonBay Communities, Inc.                              4,422,340
   117,500     Camden Property Trust                                    3,682,450
   207,000     Equity Residential Property Trust                        6,172,740
                                                                     ------------
                                                                     $ 15,719,882
---------------------------------------------------------------------------------
               Retail Real Estate Investment Trusts -- 25.8%
   159,000     Developers Diversified Realty Corp. (b)               $    775,920
    69,000     Federal Realty Investment Trust (b)                      4,283,520
   126,900     Kimco Realty Corp. (b)                                   2,319,732
   154,300     Kite Realty Group Trust                                    857,908
    22,000     National Retail Properties, Inc.                           378,180
    39,500     Realty Income Corp. (b)                                    914,425
    96,600     Regency Centers Corp. (b)                                4,511,220
   148,300     Simon Property Group (b)                                 7,879,179

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    15

 Shares                                                              Value
               Retail Real Estate Investment Trusts -- (continued)
    38,300     Taubman Centers, Inc.                                 $    975,118
   125,200     The Macerich Co. (b)                                     2,273,632
                                                                     ------------
                                                                     $ 25,168,834
---------------------------------------------------------------------------------
               Specialized Real Estate Investment Trusts -- 21.9%
   252,700     Extra Space Storage, Inc. (b)                         $  2,607,864
    96,000     HCP, Inc. (b)                                            2,665,920
   368,500     Host Hotels & Resorts, Inc. (b)                          2,789,545
     6,800     Lasalle Hotel Properties, Inc.                              75,140
   167,000     Nationwide Health Properties, Inc. (b)                   4,796,240
   193,700     Omega Healthcare Investors, Inc.                         3,093,389
    68,000     Public Storage, Inc.                                     5,406,000
                                                                     ------------
                                                                     $ 21,434,098
                                                                     ------------
               Total Real Estate                                     $ 92,286,436
---------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $114,211,747)                                   $ 93,757,816
---------------------------------------------------------------------------------

Principal
Amount
               TEMPORARY CASH INVESTMENTS -- 23.1%
               Securities Lending Collateral -- 23.1% (c)
               Certificates of Deposit:
$ 522,592      Abbey National Plc, 3.15%, 8/13/09                    $    522,592
  522,521      Bank of Nova Scotia, 3.21%, 5/5/09                         522,521
  835,141      Bank of Scotland NY, 2.92%, 6/5/09                         835,141
  940,665      Barclays Bank, 1.5%, 5/27/09                               940,665
  166,151      Calyon NY, 4.62%, 1/16/09                                  166,151
1,045,184      CBA, 4.87%, 7/16/09                                      1,045,184
  940,665      DNB NOR Bank ASA NY, 3.04%, 6/5/09                         940,665
  957,388      Intesa SanPaolo S.p.A., 1.44%, 5/22/09                     957,388
   60,538      NORDEA NY, 4.13%, 4/9/09                                    60,538
  783,888      Royal Bank of Canada NY, 2.7%, 8/7/09                      783,888
  522,592      Royal Bank of Scotland, 3.06%, 3/5/09                      522,592
  104,470      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09              104,470
1,045,184      Societe Generale, 3.29%, 9/4/09                          1,045,184
  940,665      Svenska Bank NY, 4.61%, 7/8/09                             940,665
1,045,184      U.S. Bank NA, 2.25%, 8/24/09                             1,045,184
                                                                     ------------
                                                                     $ 10,432,830
---------------------------------------------------------------------------------
               Commercial Paper:
   99,594      BBVA U.S., 2.83%, 3/12/09                             $     99,594
1,045,184      Monumental Global Funding, Ltd., 2.5%, 8/17/09           1,045,184
  522,592      CME Group, Inc., 2.9%, 8/6/09                              522,592
  522,537      General Electric Capital Corp., 2.86%, 3/16/09             522,537
1,026,371      American Honda Finance Corp., 4.95%, 7/14/09             1,026,371
1,045,184      HSBC Bank, Inc., 2.5%, 8/14/09                           1,045,184

The accompanying notes are an integral part of these financial statements.


16    Pioneer Real Estate Shares | Annual Report | 12/31/08

 Principal
Amount                                                               Value
               Commercial Paper -- (continued):
$ 522,592      IBM, 2.39%, 9/25/09                                   $    522,592
  940,665      Met Life Global Funding, 3.19%, 6/12/09                    940,665
  940,665      New York Life Global, 2.13%, 9/4/09                        940,665
  888,406      Westpac Banking Corp., 2.34%, 6/1/09                       888,406
                                                                     ------------
                                                                     $  7,553,790
---------------------------------------------------------------------------------
               Tri-party Repurchase Agreements:
2,299,404      Deutsche Bank, 0.25%, 1/2/09                          $  2,299,404
  177,556      Barclays Capital Markets, 0.5%, 1/2/09                     177,556
                                                                     ------------
                                                                     $  2,476,960
---------------------------------------------------------------------------------
               Time Deposit:
1,045,184      BNP Paribas, 0.01%, 1/2/09                            $  1,045,184
---------------------------------------------------------------------------------

 Shares
               Money Market Mutual Funds:
  261,296      Columbia Government Reserves Fund                     $    261,296
  783,888      JP Morgan, U.S. Government Money Market Fund               783,888
                                                                     ------------
                                                                     $  1,045,184
---------------------------------------------------------------------------------
               Total Securities Lending Collateral                   $ 22,553,948
---------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $22,553,948)                                    $ 22,553,948
---------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 119.1%
               (Cost $136,765,695) (a)                               $116,311,764
---------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- (19.1)%               $(18,678,508)
---------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                            $ 97,633,256
=================================================================================

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $140,717,574 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 12,706,086
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (37,111,896)
                                                                                   ------------
       Net unrealized loss                                                         $(24,405,810)
                                                                                   ============

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    17

(b)   At December 31, 2008, the following securities were out on loan:

     Shares      Description                               Value
      33,600     AMB Property Corp.                        $    786,912
     110,000     Apartment Investment & Management Co.        1,270,500
       9,600     BioMed Property Trust, Inc.                    112,512
      17,600     Boston Properties, Inc.                        968,000
      70,000     Brandywine Realty Trust                        539,700
      31,000     DCT Industrial Trust, Inc.                     156,860
       4,000     Developers Diversified Realty Corp.             19,520
      38,000     Digital Realty Trust, Inc.                   1,248,300
      34,000     Extra Space Storage, Inc.                      350,880
      50,500     Federal Realty Investment Trust              3,135,040
      79,600     HCP, Inc.                                    2,210,492
      77,000     Host Hotels & Resorts, Inc.                    582,890
      20,000     Kimco Realty Corp.                             365,600
      50,000     Liberty Property Trust                       1,141,500
     117,600     The Macerich Co.                             2,135,616
      21,300     Nationwide Health Properties, Inc.             611,736
      65,396     ProLogis Trust                                 908,350
      36,100     Realty Income Corp.                            835,715
      11,700     Regency Centers Corp.                          546,390
      92,700     Simon Property Group                         4,925,151
     ------------------------------------------------------------------
                 Total                                     $ 22,851,664
     ==================================================================

(c)   Security lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $26,087,695 and $36,257,773, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


18    Pioneer Real Estate Shares | Annual Report | 12/31/08

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                    Investments in
 Valuation Inputs                                   Securities
 Level 1 -- Quoted Prices                           $  93,757,816
 Level 2 -- Other Significant Observable Inputs        22,553,948
 Level 3 -- Significant Unobservable Inputs                    --
-----------------------------------------------------------------
 Total                                              $ 116,311,764
=================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    19

Statement of Assets and Liabilities | 12/31/08


ASSETS:
  Investment in securities, at value (including securities loaned of
   $22,851,664) (cost $136,765,695)                                     $116,311,764
  Cash                                                                     3,235,543
  Receivables --
   Investment securities sold                                                280,146
   Fund shares sold                                                          132,262
   Dividends                                                               1,106,395
  Other                                                                       29,570
------------------------------------------------------------------------------------
     Total assets                                                       $121,095,680
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $    639,231
   Fund shares repurchased                                                   134,845
   Upon return of securities loaned                                       22,553,948
  Due to affiliates                                                           47,212
  Accrued expenses                                                            87,188
------------------------------------------------------------------------------------
     Total liabilities                                                  $ 23,462,424
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $129,099,265
  Accumulated net realized loss on investments                           (11,012,078)
  Net unrealized loss on investments                                     (20,453,931)
------------------------------------------------------------------------------------
     Total net assets                                                   $ 97,633,256
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $55,353,359/4,258,295 shares)                       $      13.00
  Class B (based on $8,427,904/656,477 shares)                          $      12.84
  Class C (based on $7,618,887/592,380 shares)                          $      12.86
  Class Y (based on $26,233,106/2,020,671 shares)                       $      12.98
MAXIMUM OFFERING PRICE:
  Class A ($13.00 [divided by] 94.25%)                                  $      13.79
====================================================================================

The accompanying notes are an integral part of these financial statements.


20    Pioneer Real Estate Shares | Annual Report | 12/31/08

Statement of Operations

For the Year Ended 12/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,054)     $5,394,619
  Interest                                                     46,422
  Income from securities loaned, net                          153,547
---------------------------------------------------------------------------------------
     Total investment income                                               $  5,594,588
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $1,202,188
  Transfer agent fees
   Class A                                                    234,649
   Class B                                                     78,406
   Class C                                                     47,488
   Class Y                                                        751
  Distribution fees
   Class A                                                    218,437
   Class B                                                    145,796
   Class C                                                    123,368
  Shareholders' communications expense                        122,875
  Administrative fees                                          45,064
  Custodian fees                                               58,701
  Registration fees                                            76,805
  Professional fees                                            61,510
  Printing expense                                             46,297
  Fees and expenses of nonaffiliated trustees                   7,097
  Miscellaneous                                                27,043
---------------------------------------------------------------------------------------
     Total expenses                                                        $  2,496,475
     Less fees paid indirectly                                                   (8,700)
---------------------------------------------------------------------------------------
     Net expenses                                                          $  2,487,775
---------------------------------------------------------------------------------------
       Net investment income                                               $  3,106,813
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                         $ (9,879,430)
---------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                             $(55,661,050)
---------------------------------------------------------------------------------------
  Net loss on investments                                                  $(65,540,480)
---------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     $(62,433,667)
=======================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    21

Statement of Changes in Net Assets

For the Years Ended 12/31/08 and 12/31/07, respectively

                                                             Year Ended          Year Ended
                                                              12/31/08            12/31/07
FROM OPERATIONS:
Net investment income                                       $  3,106,813        $  2,590,458
Net realized gain (loss) on investments                       (9,879,430)         28,550,165
Change in net unrealized loss on investments                 (55,661,050)        (78,881,246)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(62,433,667)       $(47,740,623)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.46 and $0.36 per share, respectively)        $ (1,997,135)       $ (1,632,527)
   Class B ($0.24 and $0.07 per share, respectively)            (171,449)            (65,436)
   Class C ($0.29 and $0.11 per share, respectively)            (179,329)            (78,925)
   Class Y ($0.58 and $0.50 per share, respectively)          (1,079,004)           (835,689)
Net realized gain:
   Class A ($0.00 and $4.37 per share, respectively)                  --         (17,216,824)
   Class B ($0.00 and $4.37 per share, respectively)                  --          (3,341,072)
   Class C ($0.00 and $4.37 per share, respectively)                  --          (2,655,779)
   Class Y ($0.00 and $4.37 per share, respectively)                  --          (7,701,384)
Tax return of capital:
   Class A ($0.29 and $0.00 per share, respectively)          (1,249,707)                 --
   Class B ($0.29 and $0.00 per share, respectively)            (206,544)                 --
   Class C ($0.29 and $0.00 per share, respectively)            (178,055)                 --
   Class Y ($0.29 and $0.00 per share, respectively)            (536,147)                 --
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (5,597,370)       $(33,527,636)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 39,347,126        $ 63,752,735
Reinvestment of distributions                                  4,971,103          30,505,083
Cost of shares repurchased                                   (54,576,418)       (109,241,936)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                     $(10,258,189)       $(14,984,118)
--------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(78,289,226)       $(96,252,377)
NET ASSETS:
Beginning of year                                            175,922,482         272,174,859
--------------------------------------------------------------------------------------------
End of year                                                 $ 97,633,256        $175,922,482
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $         --        $    320,104
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Real Estate Shares | Annual Report | 12/31/08

                                     '08 Shares      '08 Amount           '07 Shares      '07 Amount
Class A
Shares sold                           1,308,307     $27,208,478              994,319     $ 32,914,661
Reinvestment of distributions           149,644       2,795,752              743,988       16,861,749
Less shares repurchased              (1,652,413)    (31,691,972)          (2,217,291)     (68,683,661)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (194,462)    $(1,687,742)            (478,984)    $(18,907,251)
=====================================================================================================
Class B
Shares sold                             171,590     $ 3,400,601              209,823     $  6,894,004
Reinvestment of distributions            19,100         350,488              140,171        3,090,523
Less shares repurchased                (381,164)     (7,322,566)            (585,583)     (18,011,134)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (190,474)    $(3,571,477)            (235,589)    $ (8,026,607)
=====================================================================================================
Class C
Shares sold                             144,485     $ 2,878,143              226,661     $  7,194,207
Reinvestment of distributions            16,748         304,205              107,365        2,374,472
Less shares repurchased                (265,784)     (5,214,556)            (466,697)     (14,390,437)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (104,551)    $(2,032,208)            (132,671)    $ (4,821,758)
=====================================================================================================
Class Y
Shares sold                             394,808     $ 5,859,904              564,016     $ 16,749,863
Reinvestment of distributions            83,015       1,520,658              362,948        8,178,339
Less shares repurchased                (499,132)    (10,347,324)            (290,653)      (8,156,704)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)              (21,309)    $(2,966,762)             636,311     $ 16,771,498
=====================================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    23

Financial Highlights

                                                                                       Year Ended    Year Ended
                                                                                        12/31/08      12/31/07
Class A
Net asset value, beginning of year                                                      $   21.94     $  33.07
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $    0.43     $   0.36
 Net realized and unrealized gain (loss) on investments                                     (8.62)       (6.76)
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   (8.19)    $  (6.40)
Distributions to shareowners:
 Net investment income                                                                      (0.46)       (0.36)
 Net realized gain                                                                             --        (4.37)
 Tax return of capital                                                                      (0.29)          --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (8.94)    $ (11.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   13.00     $  21.94
==============================================================================================================
Total return*                                                                              (38.31)%     (19.39)%
Ratio of net expenses to average net assets+                                                 1.63%        1.36%
Ratio of net investment income to average net assets+                                        2.10%        1.10%
Portfolio turnover rate                                                                        18%          21%
Net assets, end of period (in thousands)                                                $  55,353     $ 97,691
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                1.63%        1.36%
 Net investment income                                                                       2.10%        1.10%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                1.63%        1.35%
 Net investment income                                                                       2.10%        1.11%
--------------------------------------------------------------------------------------------------------------

                                                                                       Year Ended    Year Ended    Year Ended
                                                                                        12/31/06      12/31/05      12/31/04 (a)
Class A
Net asset value, beginning of year                                                      $  25.87      $  24.52       $ 19.55
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.28      $   0.28       $  0.39
 Net realized and unrealized gain (loss) on investments                                     8.88          3.29          6.31
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   9.16      $   3.57       $  6.70
Distributions to shareowners:
 Net investment income                                                                     (0.28)        (0.24)        (0.40)
 Net realized gain                                                                         (1.68)        (1.84)        (1.33)
 Tax return of capital                                                                        --         (0.14)           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   7.20      $   1.35       $  4.97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  33.07      $  25.87       $  24.52
================================================================================================================================
Total return*                                                                              35.79%        14.79%        35.26%
Ratio of net expenses to average net assets+                                                1.37%         1.50%         1.56%
Ratio of net investment income to average net assets+                                       0.98%         1.14%         1.85%
Portfolio turnover rate                                                                       20%           24%           34%
Net assets, end of period (in thousands)                                                $163,088      $110,217       $94,198
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               1.37%         1.50%         1.56%
 Net investment income                                                                      0.98%         1.14%         1.85%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.36%         1.50%         1.56%
 Net investment income                                                                      0.99%         1.14%         1.85%
--------------------------------------------------------------------------------------------------------------------------------

(a) Effective 5/31/04 AEW Management and Advisors, L.P. became sub-advisor to the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


24  Pioneer Real Estate Shares | Annual Report | 12/31/08

                                                                                       Year Ended    Year Ended
                                                                                        12/31/08      12/31/07
Class B
Net asset value, beginning of year                                                      $   21.68     $  32.74
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $    0.19     $   0.06
 Net realized and unrealized gain (loss) on investments                                     (8.50)       (6.68)
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   (8.31)    $  (6.61)
Distributions to shareowners:
 Net investment income                                                                      (0.24)       (0.07)
 Net realized gain                                                                             --        (4.37)
 Tax return of capital                                                                      (0.29)          --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (8.84)    $ (11.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   12.84     $  21.68
==============================================================================================================
Total return*                                                                              (39.01)%     (20.14)%
Ratio of net expenses to average net assets+                                                 2.72%        2.28%
Ratio of net investment income to average net assets+                                        0.89%        0.11%
Portfolio turnover rate                                                                        18%          21%
Net assets, end of period (in thousands)                                                $   8,428     $ 18,364
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                2.72%        2.28%
 Net investment income                                                                       0.89%        0.11%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                2.71%        2.26%
 Net investment income                                                                       0.90%        0.13%
--------------------------------------------------------------------------------------------------------------

                                                                                       Year Ended       Year Ended    Year Ended
                                                                                      12/31/06         12/31/05      12/31/04 (a)
Class B
Net asset value, beginning of year                                                       $   25.64        $ 24.32       $ 19.40
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                   $    0.01        $  0.06       $  0.19
 Net realized and unrealized gain (loss) on investments                                       8.78          3.24          6.28
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                     $    8.79        $  3.30       $  6.47
Distributions to shareowners:
 Net investment income                                                                       (0.01)         (0.05)        (0.22)
 Net realized gain                                                                           (1.68)         (1.84)        (1.33)
 Tax return of capital                                                                          --          (0.09)           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $    7.10        $  1.32       $  4.92
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $   32.74        $ 25.64       $ 24.32
================================================================================================================================
Total return*                                                                                34.51%         13.72%        34.20%
Ratio of net expenses to average net assets+                                                  2.31%          2.42%         2.37%
Ratio of net investment income to average net assets+                                         0.00%(b)       0.14%         0.96%
Portfolio turnover rate                                                                         20%            24%           34%
Net assets, end of period (in thousands)                                                 $  35,442        $29,992       $39,833
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                 2.31%          2.42%         2.37%
 Net investment income                                                                        0.00%(b)       0.14%         0.96%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                 2.30%          2.42%         2.37%
 Net investment income                                                                        0.01%          0.14%         0.96%
--------------------------------------------------------------------------------------------------------------------------------

(a) Effective 5/31/04 AEW Management and Advisors, L.P. became sub-advisor to the Fund.
(b) Amount rounds to less than 0.01% per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                       Pioneer Real Estate Shares | Annual Report | 12/31/08  25

                                                                                       Year Ended    Year Ended
                                                                                        12/31/08      12/31/07
Class C
Net asset value, beginning of year                                                      $   21.72     $  32.80
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $    0.25     $   0.10
 Net realized and unrealized gain (loss) on investments                                     (8.53)       (6.70)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   (8.28)    $  (6.60)
Distributions to shareowners:
 Net investment income                                                                      (0.29)       (0.11)
 Net realized gain                                                                             --        (4.37)
 Tax return of capital                                                                      (0.29)          --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (8.86)    $ (11.08)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   12.86     $  21.72
==============================================================================================================
Total return*                                                                              (38.85)%     (20.07)%
Ratio of net expenses to average net assets+                                                 2.50%        2.17%
Ratio of net investment income to average net assets+                                        1.18%        0.26%
Portfolio turnover rate                                                                        18%          21%
Net assets, end of period (in thousands)                                                $   7,619     $ 15,139
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                2.50%        2.17%
 Net investment income                                                                       1.18%        0.26%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                2.49%        2.16%
 Net investment income                                                                       1.19%        0.27%
---------------------------------------------------------------------------------------------------------------


                                                                                       Year Ended    Year Ended    Year Ended
                                                                                        12/31/06      12/31/05      12/31/04 (a)
Class C
Net asset value, beginning of year                                                       $ 25.68       $ 24.35       $ 19.42
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                   $  0.02       $  0.08       $  0.20
 Net realized and unrealized gain (loss) on investments                                    8.80          3.26          6.29
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                     $  8.82       $  3.34       $  6.49
Distributions to shareowners:
 Net investment income                                                                     (0.02)        (0.07)        (0.23)
 Net realized gain                                                                         (1.68)        (1.84)        (1.33)
 Tax return of capital                                                                        --         (0.10)           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $  7.12       $  1.33       $  4.93
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $ 32.80       $ 25.68       $ 24.35
================================================================================================================================
Total return*                                                                              34.60%        13.85%        34.27%
Ratio of net expenses to average net assets+                                                2.24%         2.32%         2.34%
Ratio of net investment income to average net assets+                                       0.10%         0.27%         1.02%
Portfolio turnover rate                                                                       20%           24%           34%
Net assets, end of period (in thousands)                                                 $27,209       $19,824       $20,675
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               2.24%         2.32%         2.34%
 Net investment income                                                                      0.10%         0.27%         1.02%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               2.23%         2.32%         2.34%
 Net investment income                                                                      0.11%         0.27%         1.02%
--------------------------------------------------------------------------------------------------------------------------------

(a) Effective 5/31/04 AEW Management and Advisors, L.P. became sub-advisor to the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


26  Pioneer Real Estate Shares | Annual Report | 12/31/08

                                                                                       Year Ended    Year Ended
                                                                                        12/31/08      12/31/07
Class Y
Net asset value, beginning of year                                                      $   21.90     $  33.03
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $    0.54     $   0.49
 Net realized and unrealized gain (loss) on investments                                     (8.59)       (6.75)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   (8.05)    $  (6.26)
Distributions to shareowners:
 Net investment income                                                                      (0.58)       (0.50)
 Net realized gain                                                                             --        (4.37)
 Tax return of capital                                                                      (0.29)          --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (8.92)    $ (11.13)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   12.98     $  21.90
==============================================================================================================
Total return*                                                                              (37.90)%     (19.03)%
Ratio of net expenses to average net assets+                                                 1.02%        0.90%
Ratio of net investment income to average net assets+                                        2.76%        1.81%
Portfolio turnover rate                                                                        18%          21%
Net assets, end of period (in thousands)                                                $  26,233     $ 44,729
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                1.02%        0.90%
 Net investment income                                                                       2.76%        1.81%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                1.02%        0.90%
 Net investment income                                                                       2.76%        1.81%
---------------------------------------------------------------------------------------------------------------

                                                                                       Year Ended    Year Ended    Year Ended
                                                                                        12/31/06      12/31/05      12/31/04 (a)
Class Y
Net asset value, beginning of year                                                       $ 25.84       $ 24.49      $ 19.53
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                   $  0.42       $  0.35      $  0.50
 Net realized and unrealized gain (loss) on investments                                     8.87          3.34         6.31
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                     $  9.29       $  3.69      $  6.81
Distributions to shareowners:
 Net investment income                                                                     (0.42)        (0.34)       (0.52)
 Net realized gain                                                                         (1.68)        (1.84)       (1.33)
 Tax return of capital                                                                        --         (0.16)          --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $  7.19       $  1.35      $  4.96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $ 33.03       $ 25.84      $ 24.49
================================================================================================================================
Total return*                                                                              36.43%        15.36%       35.97%
Ratio of net expenses to average net assets+                                                0.87%         1.00%        1.01%
Ratio of net investment income to average net assets+                                       1.54%         1.84%        2.47%
Portfolio turnover rate                                                                       20%           24%          34%
Net assets, end of period (in thousands)                                                 $46,436       $26,490      $ 9,172
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               0.87%         1.00%        1.01%
 Net investment income                                                                      1.54%         1.84%        2.47%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               0.87%         1.00%        1.01%
 Net investment income                                                                      1.54%         1.84%        2.47%
--------------------------------------------------------------------------------------------------------------------------------

(a) Effective 5/31/04 AEW Management and Advisors, L.P. became sub-advisor to the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                       Pioneer Real Estate Shares | Annual Report | 12/31/08  27

Notes to Financial Statements | 12/31/08

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under


28    Pioneer Real Estate Shares | Annual Report | 12/31/08
the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

A. Security Valuation

  Security transactions are recorded on trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    29

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist. A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

  At December 31, 2008, the Fund had a net capital loss carryforward of $7,060,199, which will expire in 2016 if not utilized.

  The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

                                        2008            2007
   Distributions paid from:
   Ordinary income                $3,426,917      $ 3,370,381
   Long-term capital gain                 --       30,157,255
   Return of capital               2,170,453               --
-------------------------------------------------------------
      Total                       $5,597,370      $33,527,636
=============================================================

  The following shows the components of distributable earnings on a federal income tax basis at December 31, 2008:

                                                  2008
   Distributable earnings:
   Capital loss carryforward              $  (7,060,199)
   Unrealized depreciation                  (24,405,810)
-------------------------------------------------------
      Total                               $ (31,466,009)
=======================================================

  The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit). PFD earned $20,363 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2008.


30    Pioneer Real Estate Shares | Annual Report | 12/31/08

D. Class Allocations

  Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan (see
  Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

  Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y can bear different transfer agent and distribution fees.

E. Securities Lending

  The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    31

  The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Management and Advisors L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the statement of Assets and Liabilities is $2,105 in management fees, administrative costs and certain other fees payable at December 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2008, such out of pocket expenses by class of shares were as follows:

 Shareholder Communications:
 Class A                              $ 85,453
 Class B                                25,318
 Class C                                11,973
 Class Y                                   131
----------------------------------------------
    Total                             $122,875
==============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,332 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.

4. Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B


32    Pioneer Real Estate Shares | Annual Report | 12/31/08
and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $775 in distribution fees payable to PFD at December 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2008, CDSCs in the amount of $41,952 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Fund's expenses were reduced by $8,700 under such arrangements.

6. Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $115 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $115 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on their respective borrowing limits. For year ended December 31, 2008, the Fund had no borrowings under this agreement.

7. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2009


34    Pioneer Real Estate Shares | Annual Report | 12/31/08

Approval of Sub-Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained AEW Capital Management, L.P. to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Fund approved an amended and restated investment advisory agreement between the Fund and PIM. Shareholders of the Fund approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Fund's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Fund for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided to the Fund by the sub-adviser, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Fund were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    35

Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Sub-advisory Fee and Expenses
The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Fund, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2008 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients with investment strategies that were similar to the Fund. The Trustees noted that the fee rates for those separate accounts generally were in line with the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Fund was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. They also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the


36    Pioneer Real Estate Shares | Annual Report | 12/31/08

Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee currently were not necessary.

Other Benefits
The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Fund between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Fund.


                     Pioneer Real Estate Shares | Annual Report | 12/31/08    37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


38    Pioneer Real Estate Shares | Annual Report | 12/31/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1995.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                       Pioneer Real Estate Shares | Annual Report | 12/31/08  39

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise
                     (publicly traded health care services company) (2004 - 2007);        Community Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice                housing finance company);
                     President and Chief Financial Officer, Pedestal Inc.                 and Director of New York
                     (internet-based mortgage trading company) (2000 - 2002)              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott
                     advisory firm)                                                       International, Inc.; Director
                                                                                          of Discover Financial Services
                                                                                          (credit card issuer and
                                                                                          electronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech
                                                                                          International Corporation
                                                                                          (national security, defense,
                                                                                          and intelligence technology
                                                                                          firm); and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
-----------------------------------------------------------------------------------------------------------------------


40  Pioneer Real Estate Shares | Annual Report | 12/31/08

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees 17
                                                                                                 portfolios in fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-------------------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/08
41

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


42  Pioneer Real Estate Shares | Annual Report | 12/31/08

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager -- Fund Accounting, Administration   None
                              and Controllership Services since June 2003 and Assistant
                              Treasurer of all of the Pioneer Funds since September 2003;
                              Assistant Vice President -- Mutual Fund Operations of State
                              Street Corporation from June 2002 to June 2003 (formerly
                              Deutsche Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/08  43

                           This page for your notes.


44    Pioneer Real Estate Shares | Annual Report | 12/31/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $37,900 in 2008 and $35,270 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 27, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 27, 2009

* Print the name and title of each signing officer under his or her signature.